Exhibit 99.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

OMNIA WELLNESS, INC.

DISCOUNTED OPTIONAL CONVERTIBLE

PROMISSORY NOTE

Original Principal Amount: $275,000.00	Issue Date: January 26, 2021
Consideration Paid: $250,000.00

OMNIA WELLNESS, INC., a Nevada corporation (the “Company”), for value received, hereby promises to pay to Kenan Basha (the “Holder”), the amount set out above as the Original Principal Amount (the “Principal Amount”), without demand, on the Maturity Date (as hereinafter defined), together with any accrued and unpaid interest due thereon. The consideration for this Note is the original issue discount of Twenty-five Thousand Dollars ($25,000).

Except as set forth in Section 3.1, payment of all principal and interest due shall be in such coin or currency of the United States of America as shall be legal tender for the payment of public and private debts at the time of payment.

The consideration for this Note is Two Hundred Fifty Thousand Dollars ($250,000.00), payable by wire transfer (i.e., there exists a $25,000 original issue discount).

1.	DEFINITIONS.

1.1 DEFINITIONS. The terms defined in this Section 1 whenever used in this Note shall have the respective meanings hereinafter specified.

“Applicable Laws” means any and all applicable foreign, federal, state and local statutes, laws, regulations, ordinances, policies, and rules or common law (whether now existing or hereafter enacted or promulgated), of any and all governmental authorities, agencies, departments, commissions, boards, courts, or instrumentalities of the United States, any state of the United States, any other nation, or any political subdivision of the United States, any state of the United States or any other nation, and all applicable judicial and administrative, regulatory or judicial decrees, judgments and orders, including common law rules and determinations.

“Common Stock” means the common stock, no par value per share, of the Company.

1

“Conversion Price” means the VWAP for the Common Stock during the twenty (20) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date.

“Conversion Shares” means the Common Stock issued or issuable to the Holder upon a Conversion Date pursuant to Article 3.

“Conversion Date” means the date the Conversion Notice is delivered to the Company pursuant to Section 8.2 of this Note.

“Event of Default” shall have the meaning set forth in Section 6.1.

“Holder” or “Holders” means the person named above or any Person who shall thereafter become a recordholder of this Note in accordance with the terms hereof.

“Issue Date” means the issue date stated above.

“Maturity Date” shall mean July 21, 2021.

“Note” means this Optional Convertible Note, as amended, modified or restated.

“Person” means an individual, corporation, partnership, limited liability company, association, trust, joint venture, unincorporated organization or any government, governmental department or agency or political subdivision thereof.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Trading Day” shall mean any day on which the Common Stock is tradable for any period on the Trading Market.

“Trading Market” means the principal exchange or market on which the Common Stock is listed or traded.

“VWAP” means, for any date, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30

a.m. (New York City time) to 4:02 p.m. (New York City time)).

2.	GENERAL PROVISIONS.

2.1 LOSS, THEFT, DESTRUCTION OF NOTE. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor and unpaid principal amount dated as of the date hereof. This Note shall be held and owned upon the express condition that the provisions of this Section 2.1 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Note and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

2

2.2 PREPAYMENT; REDEMPTION. This Note may not be prepaid by the Company in whole or in part, except with the prior written consent of the Holder. This Note may not be redeemed by the Company in whole or in part, except with the prior written consent of the Holder.

3.	CONVERSION OF NOTE.

3.1	CONVERSION.

(a) Optional Conversion. At any time before the Maturity Date, at the option of the Holder exercised in writing to the Company (the “Conversion Notice”), all of the outstanding Principal Amount and accrued and unpaid interest thereon (the “Outstanding Balance”) shall convert into Common Stock (the “Conversion Date”), based upon a 15% discount to the Conversion Price.

(b) Cancellation. Upon and as of the Conversion Date, this Note will be cancelled on the books and records of the Company and shall represent the right to receive the Conversion Shares.

3.2	DELIVERY OF SECURITIES UPON CONVERSION.

(a) As soon as is practicable after the Conversion Date, the Company shall deliver to the Holder (i) a certificate or certificates evidencing the Conversion Shares issuable to the Holder.

(b) The issuance of certificates for Conversion Shares from this Note shall be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of securities. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to ensure that the Conversion Shares so issued upon such conversion shall be validly issued, fully paid and nonassessable.

3.3 FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon conversion of this Note. If any conversion of this Note would create a fractional share or a right to acquire a fractional share, the Company shall round to the nearest whole number.

4.	STATUS; RESTRICTIONS ON TRANSFER.

4.1 STATUS OF NOTE. This Note is a direct, general and unconditional obligation of the Company, and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity. This Note does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to conversion hereof into Conversion Shares.

3

4.2 RESTRICTIONS ON TRANSFERABILITY. This Note and any Conversion Shares issued with respect to this Note, have not been registered under the Securities Act, or under any state securities or so-called “blue sky laws,” and may not be offered, sold, transferred, hypothecated or otherwise assigned except (a) pursuant to a registration statement with respect to such securities which is effective under the Act or (b) upon receipt from counsel satisfactory to the Company of an opinion, which opinion is satisfactory in form and substance to the Company, to the effect that such securities may be offered, sold, transferred, hypothecated or otherwise assigned (i) pursuant to an available exemption from registration under the Act and (ii) in accordance with all applicable state securities and so-called “blue sky laws.” The Holder agrees to be bound by such restrictions on transfer. The Holder further consents that the certificates representing the Conversion Shares that may be issued with respect to this Note may bear a restrictive legend to such effect.

5. COVENANTS. In addition to the other covenants and agreements of the Company set forth in this Note, the Company covenants and agrees that so long as this Note shall be outstanding:

5.1 PAYMENT OF NOTE. The Company will punctually, according to the terms hereof, (a) pay or cause to be paid all amounts due under this Note and (b) reasonably promptly issue the Conversion Shares upon the Conversion Date.

5.2 NOTICE OF DEFAULT. If any one or more events occur which constitute or which, with the giving of notice or the lapse of time or both, would constitute an Event of Default or if the Holder shall demand payment or take any other action permitted upon the occurrence of any such Event of Default, the Company will forthwith give notice to the Holder, specifying the nature and status of the Event of Default or other event or of such demand or action, as the case may be.

5.3 COMPLIANCE WITH LAWS. The Company will comply in all material respects with all Applicable Laws, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

6.	REMEDIES.

6.1 EVENTS OF DEFAULT. “Event of Default” wherever used herein means any one of the following events:

(a) The Company shall fail to issue and deliver the Conversion Shares in accordance with Section 3;

(b) Default in the due and punctual payment of the principal of, or any other amount owing in respect of (including interest), this Note when and as the same shall become due and payable;

4

(c) Default in the performance or observance of any covenant or agreement of the Company in this Note (other than a covenant or agreement a default in the performance of which is specifically provided for elsewhere in this Section 6.1), and the continuance of such default for a period of 10 days after there has been given to the Company by the Holder a written notice specifying such default and requiring it to be remedied;

(d) The entry of a decree or order by a court having jurisdiction adjudging the Company as bankrupt or insolvent; or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 calendar days;

(e) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors;

(f) The Company seeks the appointment of a statutory manager or proposes in writing or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or any group or class thereof or files a petition for suspension of payments or other relief of debtors or a moratorium or statutory management is agreed or declared in respect of or affecting all or any material part of the indebtedness of the Company; or

(g) It becomes unlawful for the Company to perform or comply with its obligations under this Note.

6.2 EFFECTS OF DEFAULT. If an Event of Default occurs and is continuing, then and in every such case the Holder may declare this Note to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, the Company shall pay to the Holder the outstanding principal amount of this Note plus all accrued and unpaid interest through the date the Note is paid in full.

6.3 REMEDIES NOT WAIVED; EXERCISE OF REMEDIES. No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder. No failure or delay by the Holder in exercising any right, power or privilege under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

5

7.	SUBORDINATION.

7.1 The Company agrees and the Holder, by acceptance of this Note, agrees, expressly for the benefit of the present and future holders of Senior Indebtedness (as defined below), that, except as otherwise provided herein, upon (a) an event of default under any Senior Indebtedness (as defined below), or (b) any dissolution, winding up or liquidation of the Company, whether or not in bankruptcy, insolvency or receivership proceedings, the Company shall not pay, and the Holder shall not be entitled to receive, any amount in respect of the principal and interest of such Note unless and until the Senior Indebtedness shall have been paid or otherwise discharged. For purposes of this Note, “Senior Indebtedness” shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, the principal of (and premium, if any), unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with, indebtedness for borrowed money of the Company, to banks, insurance companies, commercial finance lenders, leasing or equipment financing institutions or other regulated lending institutions (excluding any indebtedness convertible into equity securities of the Company). Upon (i) an event of default under any Senior Indebtedness, or (ii) any dissolution, winding up or liquidation of the Company, any payment or distribution of assets of the Company, which the Holder would be entitled to receive in respect of the Note but for the provisions hereof, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of Senior Indebtedness ratably according to the aggregate amounts remaining unpaid on Senior Indebtedness after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness. Subject to the payment in full of the Senior Indebtedness and until this Note is paid in full, the Holder shall be subrogated to the rights of the holders of the Senior Indebtedness (to the extent of payments or distributions previously made to the holders of Senior Indebtedness pursuant to this Section 7.1 to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness).

7.2 Nothing in this Section 7 is intended to impair, as between the Company, its creditors (other than the holders of Senior Indebtedness) and the Holder, the unconditional and absolute obligation of the Company to pay the principal of and interest on this Note or affect the relative rights of the Holder and the other creditors of the Company, other than the holders of Senior Indebtedness. Nothing in this Note shall prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under the Note, subject to the rights, if any, of the holders of Senior Indebtedness in respect to cash, property or securities of the Company received upon the exercise of any such remedy.

8.	MISCELLANEOUS.

8.1 SEVERABILITY. If any provision of this Note shall be held to be invalid or unenforceable, in whole or in part, neither the validity nor the enforceability of the remainder hereof shall in any way be affected.

8.2 NOTICE. Where this Note provides for notice of any event, such notice shall be given (unless otherwise herein expressly provided) in writing and either (a) delivered personally, (b) sent by certified, registered or express mail, postage prepaid or (c) sent by facsimile or other electronic transmission, and shall be deemed given when so delivered personally, sent by facsimile or other electronic transmission (confirmed in writing) or mailed. Notices shall be addressed, if to Holder, to its address as provided to the Company or, if to the Company, to its principal office.

6

8.3 GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Colorado (without giving effect to any conflicts or choice of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

8.4 FORUM. The Holder and the Company hereby agree that any dispute which may arise out of or in connection with this Note shall be adjudicated before a court of competent jurisdiction in the State of Colorado and they hereby submit to the exclusive jurisdiction of the courts of the State of Colorado, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, with respect to any action or legal proceeding commenced by either of them and hereby irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum.

8.5 HEADINGS. The headings of the Articles and Sections of this Note are inserted for convenience only and do not constitute a part of this Note.

8.6 AMENDMENTS. This Note may be amended or waived only with the written consent of the Company and the Holder.

8.7 NO RECOURSE AGAINST OTHERS. The obligations of the Company under this Note are solely obligations of the Company and no officer, employee or stockholder shall be liable for any failure by the Company to pay amounts on this Note when due or perform any other obligation.

8.8 ASSIGNMENT; BINDING EFFECT. This Note may be assigned by the Company without the prior written consent of the Holder. This Note shall be binding upon and inure to the benefit of both parties hereto and their respective permitted successors and assigns.

SIGNATURE ON THE FOLLOWING PAGE

7

IN WITNESS WHEREOF, the Company has caused this Note to be signed by its duly authorized officer on the date hereinabove written.

OMNIA WELLNESS INC.

By:	/s/ Steve Howe
Name:	Steve Howe
Executive Chairman

Accepted by:

By:	/s/
Name:	Kenan Basha

8